EQUITY GROWTH SYSTEMS, INC.
                      A publicly held Delaware corporation

           MINUTES OF SPECIAL MEETING OF BOARD OF DIRECTORS

       A special meeting of the Board of Directors for Equity Growth Systems, inc. (the "Board" and the "Company," respectively), was held by telephone conference on March 3, 1999, at 2:00 P.M., after provision of notice to all members by telephone and facsimile transmission. A copy of such notice is appended hereto as exhibit "A". All exhibits were provided to the participants by facsimile transmission.

       The following Directors were present at the telephone conference meeting held on March 3, 1999: Mr. Scimeca, Mr. Joffe, Ms. Field, Mr. Chamberlin, Mr. Mark Granville- Smith as attorney in fact for Mr. Edward "Ted" Granville-Smith, Jr.

       The following Directors were absent:  None.

       The meeting was called for the following purposes:

       Also present as a guest for the purposes of a short presentation to the board was Charles J. Champion on behalf of Suntel Total Network, Inc.. After Mr. Champion completed his presentation, Mr. Champion was excused and the Board then addressed the following business:

1. WHEREAS, it appears that time is of the essence for retaining an auditor for the purposes of filing a timely 10-KSB for 1998; and

2. WHEREAS, the newly elected corporate management team has reviewed the relationship of the company and Ted Granville-Smith, Jr., entities associated with Mr. Granville-Smith, Jr., and Jerry Spellman, including entities associated with Mr. Spellman; and

3. WHEREAS, Mr. Spellman has represented that he and/or entities he is associated, have collectively provided at least $130,000 in capital to or for the direct benefit of Equity Growth Systems under arrangements with Ted Granville-Smith, Jr., calling for Equity Growth Systems to assure repayment thereof (the "Spellman Loans"); and

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4.     WHEREAS, Ted  Granville-Smith,  Jr., has represented (himself and through his attorney in fact) that he and/or entities he is associated, has provided at least $17,000 in capital to or for the direct benefit of Equity Growth Systems under arrangements calling for Equity Growth Systems to assure repayment thereof ; and

5. WHEREAS, Ted Granville-Smith, Jr., and the entities he is associated, and Spellman and the entities he is associated, have proposed that the Spellman Loans and the Granville-Smith Loans be discharged through rescission of the series of agreements between Granville-Smith, Jr. in a number of capacities and Equity Growth Systems pursuant to which Equity Growth Systems acquired rights to a number of real estate assets, as a result of which, pursuant to agreements between Granville-Smith, Jr., and Spellman, they would assume all ownership rights theretofore are vested in Equity Growth Systems, inc.; and

6. WHEREAS, in light of the complexities involved in the LP Assets, which only Granville-Smith, Jr. and Spellman understand, disassociation therefrom in exchange for cancellation of all obligations to the other Parties, from whatever source, including, without limitation, employment and consulting agreements, promissory notes, loans, etc., appears to be in the best interests of the stockholders; and

7. WHEREAS, in the effort to reasonably address the issues involved, Mr. Spellman has been less than forthright in providing evidences of the alleged indebtedness of the Company or providing an accounting concerning the alleged indebtedness, and therefore it appears necessary that a determination of the amount of indebtedness, if any should be determined by a Court of Competent Jurisdiction; and

8. WHEREAS, time is of the essence for the purposes of addressing certain issues concerning the negotiation, execution of the Spellman/Granville-Smith, Jr. Settlement Recission Agreement and that possible litigation as to Jerry Spellman and entities or affiliates associated with Mr. Spellman may be appropriate and necessary; and

9. WHEREAS, certain companies have indicated an interest in negotiating certain consulting agreements with the company for the purposes of becoming reporting companies under federal securities laws using the Company's assistance; and

10. WHEREAS, the company is positioned to provide assistance to such companies in accomplishing their goals; and

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11.    WHEREAS,  Atlanta  Lending  Services,  Inc.,  doing  business  as  Global
       Acceptance Corporation has indicated a desire to go public and said company is interested in discussing with the company various options concerning a reorganization with the Company.

12. WHEREAS, due to unusual activity in the Companies Securities, the Yankee Companies, Inc., has recommended to the board, with the concurrence of General Counsel, that an 8-K be filed immediately discussing the current status of the Company.

       Mr. Chamberlin was elected by the members participating to act as the Chairman of the meeting and also acted as secretary, and after discussions and due procedures, the Board (except for Mr. Granville Smith, who was medically unable to attend) unanimously adopted the following resolutions:


1 RESOLVED, that since time is of the essence, Director Penny Field is hereby authorized through March 5, 1999 at 10:00 A.M. to negotiate a reasonable retainer agreement calling for no more than $5,000.00 in total compensation, with an auditor of choice, for the purposes of preparing financials suitable for the filing of 10-KSB for 1998. Should Penny Field be unable to secure an auditor in a timely fashion, Director Charles Scimeca is directed to negotiate a reasonable retainer agreement for no more than $5,000.00 in total compensation with Baum & Company, P.A., the auditors that prepared financials for the 10-KSB for 1996, and 1997. The negotiated retainer agreement will then be circulated to board members for the purposes of board approval.

Please Initial:
Mr. Scimeca: ___ Mr. Joffe: ___ Ms. Field: ___, Mr. Granville-Smith:
___ , Mr. Chamberlin: __.


2. RESOLVED; that since time is of the essence, Director Charles Scimeca in conjunction with the Yankee Companies, Inc. is hereby authorized to finish negotiation, with content substantially similar to the content of the consulting agreements attached hereto and marked as Exhibit, "B, C, D, E ", and subject to reasonable due diligence examination of each entity, on behalf of the Company, and to enter consulting agreements with those companies seeking the services of Equity for the purposes of becoming reporting companies under federal securities laws wherein; however, Mr. Scimeca will not finalize any consulting agreement with any such company wherein he has a personal interest nor will Yankee negotiate with any company wherein a principal of Yankee has personal interest. Companies which Mr. Scimeca and the Yankee shall begin negotiations with are: Jersey Products, Inc., Suntel Total Network, Inc., companies which Yankee will negotiate without Mr. Scimeca is Gaff, Inc., ( a company in which Mr. Scimeca has a conflict of interests, and companies which Mr. Scimeca will negotiate without Yankee is Sports Collectibles Exchange, Inc., (In which Mr. Chamberlin and Mr. Calvo have a conflict of interest). Each negotiated consulting agreement will be individually approved by the board.

Please Initial:
Mr. Scimeca: ___ Mr. Joffe: ___ Ms. Field: ___, Mr. Granville-Smith:
___ , Mr. Chamberlin: __.

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3.     RESOLVED, that Director Charles Scimeca is hereby authorized to finalize negotiations and execute on behalf of the company the Spellman/Granville-Smith Settlement Recission Agreement, as attached as Exhibit "F". Furthermore, the Company's General Counsel is instructed to commence litigation seeking a Declaratory Judgment and Accounting from Jerry Spellman and entities associated with Mr. Spellman, for the purposes of determining the indebtedness of the company to such persons, if any; Mr. Scimeca has until Monday, March 8, 1999 at 5:00 P.M. to finalize negotiations with Mr. Spellman. If finalize negotiations with Mr. Spellman are not completed by the time set the General Counsel will commence litigation after giving board members five days advance written notice of his efforts to begin service of same on Mr. Spellman and the various entities he is associated.


Please Initial:
Mr. Scimeca: ___ Mr. Joffe: ___ Ms. Field: ___, Mr. Granville-Smith:
___, Mr. Chamberlin: __.


4. RESOLVED, the Board hereby authorizes the filing of a form 8-K immediately for the purposes of disclosing the above actions, a copy of which is attached as Exhibit "G", and the Company's status in order to avoid any possibility that persons with which the Company is negotiating are engaging in insider trading.


Please Initial:
Mr. Scimeca: ___ Mr. Joffe: ___ Ms. Field: ___, Mr. Granville-Smith:
___, Mr. Chamberlin: __.

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5.     RESOLVED,  Mr Chamberlin is authorized to begin negotiations with Atlanta
       Lending Services, Inc., doing business as Global Acceptance Corporation for the purposes of a possible reorganization with the Company.

Please Initial:
Mr. Scimeca: ___ Mr. Joffe: ___ Ms. Field: ___, Mr. Granville-Smith:
___, Mr. Chamberlin: __.


       Having adopted the foregoing resolutions, upon motion duly made, seconded and unanimously adopted, the Board meeting was terminated.

       The foregoing, based on our best recollection and notes, constitute the actions taken at such special meeting of the Board, and by our execution of these minutes and initials on each page and under each resolution adopted, we do so confirm, effective as of this 3rd day of March, 1999.

                         /s/ G. Richard Chamberlin /s/
                                  ------------
                              G. Richard Chamberlin
                      Chairman and Secretary of the Meeting
                                    Director

                           /s/ Charles J. Scimeca /s/
                                 --------------
                               Charles J. Scimeca
                                    Director

                                  ------------
                                Anthony Q. Joffe
                                    Director
                              /s/ Penny Field /s/
                                  -------------
                                   Penny Field
                                    Director
                          /s/ Mark Granville-Smith/s/
                                  ------------
                Mark Granville-Smith, as attorney in fact for Ted
                              Granville-Smith, Jr.



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